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                                                               EXHIBIT 10.28(a)


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
April 7, 1995, is entered into by and among ADVANCED MICRO DEVICES, INC. a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           -------
ASSOCIATION, as agent for itself and the Banks (the "Agent"), THE FIRST NATIONAL
                                                     -----
BANK OF BOSTON, as co-agent, and the several financial institutions party to the Credit Agreement (collectively, the "Banks").
                                     -----

                                   RECITALS
                                   --------

     A. The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 21, 1994 (the "Credit
                                                               ------
Agreement"), pursuant to which the Banks have extended certain credit facilities
---------
to the Company.

     B. The Company has requested that the Banks agree to a certain amendment of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendment to Credit Agreement.  Subsection 7.07(d) of the Credit
         -----------------------------
Agreement shall be amended and restated in its entirety so as to read as follows:

          "(d) Guaranty Obligations by the Company of the Indebtedness of its Offshore Subsidiaries, up to $125,000,000 in the aggregate (including any such Guaranty Obligations listed on Schedule 7.07) at any time for all such
                                         -------------
     Offshore Subsidiaries combined."

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a) No Default or Event of Default has occurred and is continuing on the date hereof.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and do not and will not require any registration with, consent or approval of, notice to or action

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by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, without defense, counterclaim or offset.

          (c) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of April 7,
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1995 (the "Effective Date"), provided that each of the following conditions
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precedent is satisfied:

          (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

          (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

     5.   Reservation of Rights.  The Company acknowledges and agrees that the
          ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may

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be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                              ADVANCED MICRO DEVICES, INC.


                                              By: __________________________

                                              Title: _______________________


                                              By: __________________________

                                              Title: _______________________

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                                              BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION, as Agent


                                              By: _________________________
                                              Title: Vice President


                                              BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION, as a
                                              Bank


                                              By: _________________________
                                              Title: Vice President


                                              THE FIRST NATIONAL BANK OF
                                              BOSTON, as Co-Agent and as a
                                              Bank


                                              By: _________________________
                                              Title:


                                              SHAWMUT BANK, N.A.


                                              By: _________________________
                                              Title:


                                              BANQUE NATIONALE DE PARIS


                                              By: _________________________
                                              Title:


                                              THE LONG-TERM CREDIT BANK OF
                                              JAPAN,   LTD, LOS ANGELES AGENCY


                                              By: _________________________
                                              Title:


                                              ROYAL BANK OF CANADA


                                              By: _________________________
                                              Title:

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                                              UNION BANK


                                              By: _________________________
                                              Title:


                                              THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED


                                              By: _________________________
                                              Title:


                                              CHEMICAL BANK


                                              By: _________________________
                                              Title:


                                              NATIONAL WESTMINSTER BANK, PLC
                                              NEW YORK BRANCH


                                              By: _________________________
                                              Title:


                                              NATIONAL WESTMINSTER BANK, PLC
                                              NASSAU BRANCH


                                              By: _________________________
                                              Title:


                                              TEXAS COMMERCE BANK


                                              By: _________________________
                                              Title:

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